Leases - Components of Lease Costs (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Components of lease cost
Finance lease cost	$ 52	$ 35	$ 14
Operating lease cost	1,126	1,181	1,257
Short-term lease cost	21	28	24
Variable lease cost	336	343	364
Sublease income	(46)	(28)	(22)
Total lease cost	1,489	1,558	1,637
Gains on sale and leaseback transactions, net	$ 7	$ 0	$ 36